Exhibit 99.1

Transphorm Announces Fiscal Second Quarter 2022 Financial Results

Delivers Continued Strong Growth and Record Product Revenue

GOLETA, Calif.—November 10, 2021—Transphorm, Inc. (OTCQX: TGAN)—a pioneer in and global supplier of high reliability, high performance gallium nitride (GaN) power conversion products, today announced financial results for the company’s fiscal second quarter of 2022 ended September 30, 2021.

Fiscal Second Quarter and Recent Highlights
•Product revenue increased sequentially for seventh consecutive quarter and grew 30% year-over-year to a quarterly record;
•Continued momentum on adaptor and fast-charger market penetration, including partnerships with leading controller and integrated driver makers;
•Completed transaction to transition ownership of AFSW wafer-fab facility in Aizu Wakamatsu, Japan;
•Strategic partner, Yaskawa, converted $15.6M of debt to Transphorm common stock at $5.00 per share in October 2021;
•Awarded $1.4 million GaN development contract by Defense Advanced Research Projects Agency (DARPA);
•Achieved automotive qualification of SuperGaN Gen IV multi-kilowatt class power FET device;
•Closed $5.0 million private placement for strategic investment by Sino-American Silicon Products (SAS), a multi-billion dollar public company in Asia; and
•Closed $33.0 million private placements in November 2021 comprised of follow-on investments of $5 million by KKR and $10 million by Sino-American Silicon Products (SAS) as well as participation by institutional investors.

“During the September quarter, we continued to ramp device shipments in support of expanded design-ins going into production, resulting in another consecutive quarter of growth and record product revenue,” commented Primit Parikh, Transphorm’s President and Co-founder. “Product revenue in the first half of fiscal 2022 has exceeded the revenue contribution from products for the full fiscal year of 2021, driven by growing traction with our GaN devices in fast chargers and adaptors as well as high-power gaming, server and crypto-mining applications. Additionally, we continued to lay the foundation for significant future growth highlighted by the recently achieved automotive qualification of our SuperGaN Gen IV FET device. With strong customer momentum and strong blue-chip strategic partnerships, we expect continued product revenue growth in the coming quarters.”

Cameron McAulay, CFO of Transphorm, stated, “Through a series of successful transactions over the past few months, we have significantly strengthened our balance sheet and cash position while also realizing a $50 million increase in shareholder equity since June 2021. In part as result of our stronger financial position, we believe the Company is now positioned to meet the qualification requirements for uplisting Transphorm’s common stock to the NASDAQ, an ambition we will continue to pursue aggressively in the coming months.”

Fiscal Second Quarter 2022 Financial Results
Revenue for the fiscal second quarter of 2022 increased sequentially and year-over-year to $11.3 million, compared to $3.2 million in the fiscal first quarter of 2022 ended June 30, 2021, and $1.9 million in the fiscal second quarter of 2021 ended September 30, 2020. The sequential and year-over-year increase was driven by a combination of licensing revenue related to ongoing development work with a manufacturing partner as well as record product sales from ramping shipments of GaN devices for a broad range of power conversion applications, including fast chargers and adapters, gaming, data center and crypto-mining.

Operating expenses on a GAAP basis were $5.1 million in the fiscal second quarter of 2022, compared to $5.3 million in the prior quarter and $4.3 million in the fiscal second quarter of 2021. Fiscal second quarter 2022 operating expenses consisted of R&D expenses of $1.6 million and SG&A expenses of $3.5 million. On a non-GAAP basis, operating expenses in the fiscal second quarter of 2022 were $4.5 million, compared with non-GAAP operating expenses of $4.6 million in the prior quarter and $3.5 million in the fiscal second quarter of 2021.

GAAP net income for the fiscal second quarter of 2022 was $6.0 million, or $0.15 per share, compared to a GAAP net loss of ($7.1) million, or ($0.17) per share, in the prior quarter and a GAAP net loss of ($6.7) million, or ($0.19) per share, in the fiscal second quarter of 2021. On a non-GAAP basis, net income for the fiscal second quarter of 2022 was $3.6 million, or $0.09 per share, compared to a non-GAAP net loss of ($5.3) million, or ($0.13) per share, in the prior quarter and a non-GAAP net loss of ($5.3) million, or ($0.15) per share, in the fiscal second quarter of 2021.

Cash and equivalents as of September 30, 2021 were $2.5 million, compared to $2.5 million as of June 30, 2021. In subsequent private placement transactions completed in early November 2021, the Company closed $33.0 million of equity financing at $5.00 per share from KKR and other strategic and institutional investors.

Conference Call
Transphorm will host a conference call today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to review the Company’s fiscal second quarter results and provide a business update. The conference call will be webcast live over the Internet, which can be accessed by all interested parties in the Investor Relations section of Transphorm’s website at www.transphormusa.com. Investors and analysts may also join the conference call by dialing: 1-888-440-4368 and +1-646-960-0856 for international callers and providing the conference ID: 8060388.

For those unable to attend the live webcast, a replay and the supporting presentation materials will be available on the day of the conference call and for approximately 90 days in the Investor Relations section of the Company’s website. Additionally, a telephone replay of the conference call will be available approximately two hours after the conclusion of the call and through November 17, 2021. The telephone replay can be accessed by dialing +1-800-770-2030 and entering the conference ID: 8060388.

About Transphorm
Transphorm, Inc., a global leader in the GaN revolution, designs and manufactures high performance and high reliability GaN semiconductors for high voltage power conversion applications. Having one of the largest Power GaN IP portfolios of more than 1,000 owned or licensed patents, Transphorm produces the industry’s first JEDEC and AEC-Q101 qualified high voltage GaN semiconductor devices. The Company’s vertically integrated device business model allows for innovation at every development stage: design, fabrication, device, and application support. Transphorm’s innovations are moving power electronics beyond the limitations of silicon to achieve over 99% efficiency, 40% more power density and 20% lower system cost. Transphorm is headquartered in Goleta, California and has manufacturing operations in Goleta and Aizu, Japan. For more information, please visit www.transphormusa.com. Follow us on Twitter @transphormusa and WeChat @ Transphorm_GaN.

Non-GAAP Financial Measures
This press release includes and makes reference to certain non-GAAP financial measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

Transphorm believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Transphorm believes that these non-GAAP financial measures provide additional insight into Transphorm’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Transphorm’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP results exclude the effect of stock-based compensation, depreciation, amortization, change in fair value of promissory note and other income in joint venture.

A reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this press release.

Forward-Looking Statements
This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company’s planned application to uplist its common stock to the NASDAQ, industry acceptance of GaN technology, and the Company’s pipeline and future anticipated growth. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks related to Transphorm’s operations, such as additional financing requirements and access to capital; competition; the ability of Transphorm to protect its intellectual property rights; and other risks set forth in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contacts:
Shelton Group
Brett Perry | Leanne Sievers
1-214-272-0070 | 1-949-224-3874
sheltonir@sheltongroup.com

Company Contact:
Cameron McAulay
Chief Financial Officer
1-805-456-1300 ext. 140
cmcaulay@transphormusa.com

Transphorm, Inc.
Condensed Consolidated Balance Sheets
(in thousands except share and per share data)

	September 30, 2021 (unaudited)	March 31, 2021 (audited)
Assets
Current assets:
Cash and cash equivalents	$2,488	$9,500
Accounts receivable, net, including related parties	1,585	1,618
Inventory	4,774	2,223
Prepaid expenses and other current assets	1,329	953
Total current assets	10,176	14,294
Property and equipment, net	1,761	1,360
Goodwill	1,286	1,302
Intangible assets, net	765	914
Investment in joint venture	89	—
Other assets	259	274
Total assets	$14,336	$18,144

Liabilities and stockholders’ deficit
Current liabilities:
Accounts payable and accrued expenses	$4,047	$3,140
Deferred revenue	607	505
Development loan	—	10,000
Revolving credit facility, including accrued interest	184	10,150
Unfunded commitment to joint venture	—	1,866
Accrued payroll and benefits	1,447	1,410
Promissory note	15,597	—
Total current liabilities	21,882	27,071
Revolving credit facility	12,000	—
Promissory note	—	16,128
Total liabilities	33,882	43,199
Stockholders’ deficit:
Common stock, $0.0001 par value; 750,000,000 shares authorized as of September 30, 2021 and March 31, 2021, and 41,664,020 and 40,531,996 shares issued and outstanding as of September 30, 2021 and March 31, 2021, respectively	4	4
Additional paid-in capital	150,843	144,201
Accumulated deficit	(169,475)	(168,403)
Accumulated other comprehensive loss	(918)	(857)
Total stockholders’ deficit	(19,546)	(25,055)
Total liabilities and stockholders’ deficit	$14,336	$18,144

Transphorm, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(in thousands except share and per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
Revenue, net, including related parties	$11,303	$1,929	$12,696	$12,505
Operating expenses:
Cost of goods sold	2,239	2,043	4,806	3,291
Research and development	1,591	1,071	3,414	2,665
Sales and marketing	825	547	1,512	1,075
General and administrative	2,714	2,688	5,457	4,746
Total operating expenses	7,369	6,349	15,189	11,777
Income (loss) from operations	3,934	(4,420)	(2,493)	728
Interest expense	220	191	424	380
Loss in joint venture	1,092	1,943	2,582	3,799
Changes in fair value of promissory note	(1,629)	709	(605)	2,367
Other income, net	(1,729)	(523)	(1,999)	(1,055)
Income (loss) before tax expense	5,980	(6,740)	(2,895)	(4,763)
Tax expense	—	—	—	—
Net income (loss)	$5,980	$(6,740)	$(2,895)	$(4,763)
Net income (loss) per share - basic	$0.15	$(0.19)	$(0.03)	$(0.25)
Net income (loss) per share - diluted	$0.14	$(0.19)	$(0.03)	$(0.25)
Weighted average common shares outstanding - basic	41,196,139	35,156,918	40,918,203	35,146,277
Weighted average common shares outstanding - diluted	41,362,489	35,156,918	40,918,203	35,146,277

Transphorm, Inc.
Consolidated Statements of Cash Flows (unaudited)
(in thousands)

	Six Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(1,072)	$(9,010)
Adjustments to reconcile net loss to net cash used in operating activities:
Inventory write-off	194	105
Depreciation and amortization	405	396
Provision for doubtful accounts	—	146
Licensing revenue from a related party	(8,000)	(5,000)
Stock-based compensation	1,008	688
Interest cost	108	(382)
Loss in joint venture	2,582	3,799
Other income in joint venture	(1,455)	—
Changes in fair value of promissory note	(605)	2,367
Changes in operating assets and liabilities:
Accounts receivable	33	106
Inventory	(2,745)	(392)
Prepaid expenses and other current assets	124	(362)
Other assets	15	87
Accounts payable and accrued expenses	657	483
Deferred revenue	102	178
Accrued payroll and benefits	37	249
Net cash used in operating activities	(8,612)	(6,542)
Cash flows from investing activities:
Purchases of property and equipment	(409)	(46)
Investment in joint venture	(3,081)	(3,779)
Net cash used in investing activities	(3,490)	(3,825)
Cash flows from financing activities:
Proceeds from stock option exercise	134	14
Proceeds from issuance of common stock	5,000	—
Net cash provided by financing activities	5,134	14
Effect of foreign exchange rate changes on cash and cash equivalents	(44)	74
Net decrease increase in cash and cash equivalents	(7,012)	(10,279)
Cash and cash equivalents at beginning of period	9,500	14,648
Cash and cash equivalents at end of period	$2,488	$4,369

Supplemental disclosures of cash flow information:
Interest expense paid	$316	$762
Supplemental non-cash investing activity:
Equipment purchases	$250	$—
Supplemental non-cash financing activity:
Issuance of shares in connection with a service contract	$500	$—
Development loan reduction related to licensing revenue	$8,000	$5,000

Transphorm, Inc.
Reconciliation of GAAP and Non-GAAP Financial Information (unaudited)
(in thousands except share and per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
GAAP net income (loss)	$5,980	$(7,052)	$(6,579)	$(4,712)	$(6,740)
Adjustments:
Stock-based compensation	511	497	513	705	584
Depreciation	134	123	123	130	119
Amortization	74	74	74	74	74
Changes in fair value of promissory note	(1,629)	1,024	699	(927)	709
Other income in joint venture	(1,455)	—	—	—	—
Total adjustments to GAAP net income (loss)	(2,365)	1,718	1,409	(18)	1,486
Non-GAAP net income (loss)	$3,615	$(5,334)	$(5,170)	$(4,730)	$(5,254)

GAAP net income (loss) per share - basic	$0.15	$(0.17)	$(0.16)	$(0.13)	$(0.19)
Adjustment	(0.06)	(0.06)	0.03	—	0.04
Non-GAAP net income (loss) per share - basic	$0.09	$(0.13)	$(0.13)	$(0.13)	$(0.15)

GAAP net income (loss) per share - diluted	$0.14	$(0.07)	$(0.16)	$(0.13)	$(0.19)
Adjustment	(0.05)	(0.06)	0.03	—	0.04
Non-GAAP net income (loss) per share - diluted	$0.09	$(0.13)	$(0.13)	$(0.13)	$(0.15)

Weighted average common shares outstanding - basic	41,196,139	40,637,213	40,274,660	35,719,749	35,156,918
Weighted average common shares outstanding - diluted	41,362,489	40,637,213	40,274,660	35,719,749	35,156,918

	Three Months Ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
GAAP operating expense	$5,130	$5,253	$5,176	$4,524	$4,306
Adjustments:
Stock-based compensation	472	470	475	657	567
Depreciation	134	123	123	130	119
Amortization	74	74	74	74	74
Total adjustments to GAAP operating expense	680	667	672	861	760
Non-GAAP operating expense	$4,450	$4,586	$4,504	$3,663	$3,546